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                                    Exhibit 7





                         Consent of Independent Auditors







We consent to the reference to our firm under the caption "Financial Statements" in the prospectus and to the use of our reports dated February 15, 2001 with respect to the statutory-basis financial statements and schedules of Peoples Benefit Life Insurance Company, included in Pre-Effective Amendment No. 1 to the Registration Statement (Form S-6 No. 333-52570) and related Prospectus of Peoples Benefit Life Insurance Company.



Des Moines, Iowa                                          s/Ernst & Young, LLP
May 1, 2001